EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant, Wholly Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

Australia

Foster Wheeler (QLD) Pty Ltd, Brisbane

Foster Wheeler (WA) Pty Ltd, Perth

Bermuda

Continental Finance Company Ltd., Hamilton

Foster Wheeler Holdings Ltd., Hamilton

Foster Wheeler Ltd., Hamilton

Foster Wheeler Trading Company, Ltd., Hamilton

FW European E&C Ltd., Hamilton

FW Management Operations, Ltd., Hamilton

Perryville Service Company Ltd., Hamilton

York Jersey Liability Ltd., Hamilton

Brazil

Foster Wheeler America Latina, Ltda., Sao Paulo

Brunei

Foster Wheeler (B) SDN BHD, Bandar Seri Begawan

Canada

Foster Wheeler Canada Ltd., Calgary, Alberta

Foster Wheeler Canadian Resources Ltd., Calgary, Alberta

Foster Wheeler Power Company Ltd. – La Societe D’Energie Foster Wheeler Ltee., Montreal, Quebec

Foster Wheeler Three Streams Engineering Ltd., Calgary, Alberta

Three Streams Engineering Ltd., Calgary, Alberta

Cayman Islands

FW Chile Holdings Ltd., George Town, Grand Cayman

Channel Islands

FW Overseas Operations Limited, Jersey

Chile

Foster Wheeler Chile, S.A., Santiago, Chile

Foster Wheeler Talcahuano Operaciónes y Mantenciones Limitada, Talcahuano

China

Foster Wheeler International Trading (Shanghai) Company Limited, Shanghai

Foster Wheeler Energy Management (Shanghai) Company Limited, Shanghai

Foster Wheeler Engineering & Construction Design (Shanghai) Co., Ltd., Shanghai

Foster Wheeler Power Group Asia Limited, Hong Kong

Colombia

Foster Wheeler Colombia S.A.S., Bogota

Cyprus

Manops Limited, Nicosia

Egypt

Foster Wheeler Petroleum Services S.A.E., Alexandria

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant, Wholly Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

Finland

Foster Wheeler Energia Oy, Espoo

France

Foster Wheeler France S.A., Paris

Germany

Foster Wheeler Energie GmbH, Krefeld

FW Graf Wulff GmbH, Friedrichsdorf

Gibraltar

Foster Wheeler (Gibraltar) Holdings Limited, Gibraltar

FW (Gibraltar) Limited, Gibraltar

Greece

Foster Wheeler Hellas Engineering and Construction Societe Anonyme, Athens

Hungary

FW Hungary Licensing Limited Liability Company, Budapest

India

Foster Wheeler Bengal Private Limited, West Bengal

Foster Wheeler India Private Limited, Chennai

Italy

Foster Wheeler Global E&C S.r.l., Milan

Foster Wheeler Italiana S.r.l., Milan

FW Power S.r.l., Milan

FW Vallata S.r.l., Milan

World Services Italiana S.r.l., Milan

Kazakhstan

Foster Wheeler Kazakhstan LLP, Almaty City

Luxembourg

Financial Services S.à.r.l., Luxembourg

FW Europe Financial Holdings S.à.r.l., Luxembourg

FW Holdings S.à.r.l., Luxembourg

FW Investment Holdings S.à.r.l., Luxembourg

Malaysia

Foster Wheeler (Malaysia) Sdn. Bhd., Kuala Lumpur

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant, Wholly Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

Mauritius

P.E. Consultants, Inc., Port Louis

Netherlands

Foster Wheeler Continental B.V., Amsterdam

Foster Wheeler Europe B.V., Amsterdam

FW Energie B.V., Amsterdam

FW Europe B.V., Amsterdam

FW Netherlands C.V., Amsterdam

Nigeria

Foster Wheeler (Nigeria) Limited, Lagos

Poland

Foster Wheeler Consulting Poland Sp. z.o.o., Warsaw

Foster Wheeler Energia Polska Sp. z o.o., Warsaw

Russia

Foster Wheeler OOO, Moscow

OOO Foster Wheeler Energia, Moscow

Singapore

Foster Wheeler Asia Pacific Pte. Ltd., Singapore

Foster Wheeler Eastern Private Limited, Singapore

OPE O&G Asia Pacific Pte. Ltd., Singapore

South Africa

Foster Wheeler Properties (Pty) Limited, Midrand

Spain

Foster Wheeler Energia, S.L.U., Madrid

Foster Wheeler Iberia, S.L.U., Madrid

Foster Wheeler Trading Co. A.G., S.A., Madrid

Sweden

Foster Wheeler Energi Aktiebolag, Norrkoping

Switzerland

Foster Wheeler Engineering AG, Basel

Foster Wheeler Trading Company AG, Zug

Foster Wheeler Management AG, Geneva

FW Financial Holdings GmbH, Schaffhausen

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant, Wholly Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

Thailand

Foster Wheeler (Thailand) Limited, Cholburi, Sriracha

Foster Wheeler Service (Thailand) Limited, Rayong Province

Turkey

Foster Wheeler Bimas Birlesik Insaat ve Muhendislik A.S., Istanbul

United Arab Emirates

Attric International FZ LLE, Fujairah

United Kingdom

Attric Ltd, Reading

Foster Wheeler E&C Limited, Reading

Foster Wheeler Energy Limited, Reading

Foster Wheeler Environmental (UK) Limited, Reading

Foster Wheeler Europe, Reading

Foster Wheeler (G.B.) Limited, Reading

Foster Wheeler Limited, Reading

FW Investments Limited, Reading

Foster Wheeler (London) Limited, Reading

Foster Wheeler Management Limited, Reading

Foster Wheeler (Pacific) Limited, Reading

Foster Wheeler (Process Plants) Limited, Reading

Foster Wheeler Petroleum Development Limited, Reading

Foster Wheeler World Services Limited, Reading

FW Management Operations (U.K.) Limited, Reading

Process Industries Agency Limited, Reading

Process Plants Suppliers Limited, Reading

Tray (UK) Limited, Reading

Tray Field Services Limited, Reading

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant, Wholly Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

United States

Camden County Energy Recovery Associates L.P., New Jersey

Camden County Energy Recovery Corp., Delaware

Energia Holdings, LLC, Delaware

Equipment Consultants, Inc., Delaware

Foster Wheeler Andes, Inc., Delaware

Foster Wheeler Arabia Ltd., Delaware

Foster Wheeler Asia Limited, Delaware

Foster Wheeler Avon, Inc., Delaware

Foster Wheeler Biokinetics, Inc., Delaware

Foster Wheeler Constructors, Inc., Delaware

Foster Wheeler Development Corporation, Delaware

Foster Wheeler Energy Corporation, Delaware

Foster Wheeler Energy Manufacturing, Inc., Delaware

Foster Wheeler Energy Services, Inc., California

Foster Wheeler Environmental Corporation, Texas

Foster Wheeler Facilities Management, Inc., Delaware

Foster Wheeler Inc., Delaware

Foster Wheeler Intercontinental Corporation, Delaware

Foster Wheeler International Corporation, Delaware

Foster Wheeler International Holdings, Inc., Delaware

Foster Wheeler LLC, Delaware

Foster Wheeler Maintenance, Inc., Delaware

Foster Wheeler Martinez, Inc., Delaware

Foster Wheeler North America Corp., Delaware

Foster Wheeler Operations, Inc., Delaware

Foster Wheeler Power Systems, Inc., Delaware

Foster Wheeler Pyropower, Inc., New York

Foster Wheeler Real Estate Development Corp., Delaware

Foster Wheeler Realty Services Inc., Delaware

Foster Wheeler Santiago, Inc., Delaware

Foster Wheeler Services, Inc., Delaware

Foster Wheeler Twin Cities, Inc., Delaware

Foster Wheeler USA Corporation, Delaware

Foster Wheeler Virgin Islands, Inc., Delaware

Foster Wheeler Zack, Inc., Delaware

Graf-Wulff US Corp., Delaware

Process Consultants, Inc., Delaware

Pyropower Operating Services Company, Inc., California

Venezuela

Foster Wheeler Caribe Corporation, C.A., Caracas

Vietnam

Foster Wheeler Power Vietnam Limited Liability Company, Hanoi

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

Azerbaijan

Socar-Foster Wheeler Engineering LLC, Baku (35%)

Chile

Construcciòn e Ingenieria Chile FI Limitada (50%)

Construcciòn e Ingenieria FIM Chile, Limitada (33.33%)

Petropower Energia Limitada, Santiago (85%)

China

Foster Wheeler Power Machinery Company Limited, Guangdong Province (52%)

Finland

Warkaus Works Oy, Varkaus (50%)

Indonesia

PT Foster Wheeler C&P Indonesia (55%)

PT Foster Wheeler O&G Indonesia (90%)

Ireland

Project Management Holdings Limited, Dublin (25%)

Italy

Centro Energia Ferrara S.p.A., Rome (41.65%)

Centro Energia Gas S.p.A., Corsico (50%)

Centro Energia Teverola S.p.A., Rome (41.65%)

Lomellina Energia S.r.l., Parona, Pavia (39.2%)

MF Waste S.r.l., Rovato, Brescia (49%)

Voreas S.r.l., Corsico (50%)

Malaysia

Foster Wheeler E&C (Malaysia) Sdn. Bhd., Kuala Lumpur (70%)

Philippines

Foster Wheeler (Philippines) Corporation, Makati City (99.962%)

Poland

Foster Wheeler Energy FAKOP Sp. z o.o., Sosnowiec (53.35%)

Saudi Arabia

Foster Wheeler and Partners Engineering Company, Al-Khobar (50%)

Singapore

FWP Joint Venture, Singapore (50%)

South Africa

Foster Wheeler South Africa (PTY) Limited, Midrand (70%)

Mossel Bay Energy IPP Limited, Mossel Bay (90%)

EXHIBIT 21.0

SUBSIDIARIES OF THE REGISTRANT

Foster Wheeler AG (Parent)

Significant Owned Subsidiaries (Directly or Indirectly)

Listed by Jurisdiction of Organization

(Continued)

United States

A/C Power, Maryland (50%)

Martinez Cogen Limited Partnership, New Jersey (50.5%)

Venezuela

OTEPI FW, S.A., Caracas (50%)